SCHEDULE 14A

Proxy Statement Pursuant to Section 14(A)

of the Securities Exchange Act of 1934

Filed by the Registrant / X /

Filed by a Party other than the Registrant / /

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/ X / Preliminary Proxy Statement.

/   / Confidential, for use of the Commission Only (as permitted by Rule 14a-6(e) (2)).

/   / Definitive Proxy Statement.

/  / Definitive Additional Materials.

/  / Soliciting Material Pursuant to § 240.14a-12.

Eaton Vance NEW YORK MUNICIPAL INCOME TRUST

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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/ /   Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:
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computed pursuant to Exchange Act Rule 0-11 (set forth the

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0-11(a)(2) and identify the filing for which the offsetting fee was paid

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(1)	Amount Previously Paid:
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Eaton Vance New York Municipal Income Trust

Two International Place

Boston, Massachusetts 02110

May [7], 2021

Dear Shareholder:

You are cordially invited to attend a Special Meeting of Shareholders (the “Special Meeting”) of Eaton Vance New York Municipal Income Trust (the “Fund”), which will be held by means of remote communications in a virtual-only format on June 25, 2021 at [ ] (Eastern Time).

At this meeting, you will be asked to consider the liquidation and termination of the Fund (the “Liquidation”) pursuant to the Plan of Liquidation and Termination adopted by the Board of Trustees of the Fund (the “Board”) (“Proposal 1”).

Your vote is extremely important. As previously announced, on March 1, 2021 (the “Closing”), Morgan Stanley, a leading global financial services firm providing a wide range of investment banking, securities, wealth management, and investment management services, completed the acquisition (the “Transaction”) of Eaton Vance Corp., the former parent company of the Fund’s investment adviser, Eaton Vance Management (“EVM”). Effective as of the Closing, EVM became an indirect, wholly owned subsidiary of Morgan Stanley. In connection with the Transaction and in anticipation of the Closing, the Fund’s Board approved, and submitted to shareholders for approval, a new investment advisory agreement with EVM (the “New Agreement”). Because shareholders did not approve the New Agreement prior to the Closing, the Fund entered into an interim investment advisory agreement (the “Interim Agreement”) with EVM, which was approved by the Board and took effect upon the Closing. The Interim Agreement allows EVM to continue to manage the Fund for up to an additional 150 days following the Closing to allow for further proxy solicitation and/or the Board’s consideration of different options for the Fund. After considering various options for the Fund, the Board approved, and recommends that shareholders vote for, the Liquidation.

The Board considered a variety of factors in approving the Liquidation. These included (i) the shareholder base of the Fund, including the ownership of Fund shares by a closed-end fund activist investor, as well as the ownership of Fund shares by many small, retail accounts, both of which has made proxy solicitation difficult, (ii) the potential adverse consequences to the Fund of continuing to solicit votes for the New Agreement when such approval is unlikely due to the Fund’s shareholder base, which has made it difficult to achieve quorum, and (iii) the impending termination of the Interim Agreement, which could leave the Fund without an investment adviser to conduct the Fund's investment operations. After careful deliberation, the Board unanimously determined to approve the Liquidation and recommended that shareholders vote FOR the Liquidation. It is important that you vote your shares promptly to ensure an orderly liquidation and termination of the Fund under the Board’s continued oversight.

We hope that you will be able to attend the Special Meeting. Whether or not you plan to attend and regardless of the number of shares you own, it is important that your shares be represented. I urge you to complete, sign and date the enclosed proxy card and return it in the enclosed postage-paid envelope as soon as possible to ensure that your shares are represented at the Special Meeting.

Sincerely,

/s/ Eric A. Stein

Eric A. Stein

President

YOUR VOTE IS IMPORTANT - PLEASE RETURN YOUR PROXY CARD PROMPTLY.

It is important that your shares be represented at the Special Meeting. Whether or not you plan to attend the Special Meeting, you are requested to complete, sign and return the enclosed proxy card as soon as possible. You may withdraw your proxy if you attend the Special Meeting and desire to vote at the Special Meeting.

Eaton Vance New York Municipal Income Trust

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Shareholders to be Held on June 25, 2021: The Notice of Special Meeting of Shareholders, Proxy Statement, Proxy Card and Shareholder Report are available on the Eaton Vance website at [ ].

The Special Meeting of Shareholders (the “Special Meeting”) of Eaton Vance New York Municipal Income Trust, a Massachusetts business trust (the “Fund”), will be held by means of remote communications in a virtual-only format on June 25, 2021 at [ ] (Eastern Time), for the following purpose:

(1)	To approve the liquidation and termination of the Fund (the “Liquidation”) pursuant to the Plan of Liquidation and Termination (the “Plan”) adopted by the Board of Trustees (the “Board”) of the Fund (“Proposal 1”).

The Board has fixed the close of business on April 23, 2021 as the record date for the determination of the shareholders of the Fund entitled to notice of and to vote at the Special Meeting and any adjournments or postponements thereof.

Due to the public health impact of the coronavirus pandemic (COVID-19), travel guidelines in Massachusetts and surrounding areas, and to support the health and well-being of our shareholders, the Special Meeting will be held in a virtual-only format via a web-based portal. To participate in and/or vote at the Special Meeting, shareholders of the Fund must submit the necessary credentials and enter the control number found on their proxy card or provided to them by AST Fund Solutions, LLC (“AST”) as described further below. Shareholders may vote during the Special Meeting by following the instructions available on the Special Meeting website during the meeting. Shareholders will not be able to attend the Special Meeting in person.

If, as of April 23, 2021, you were a holder of record of Fund shares (i.e., you held Fund shares in your own name directly with the Fund) and wish to participate in and vote at the Special Meeting, you should email your full name and address to AST at attendameeting@astfinancial.com.  You will then be provided with credentials to participate in the Special Meeting.  You will be able to vote by entering the control number found on the enclosed proxy card.  All requests to participate in and/or vote at the Special Meeting must be received by AST no later than 3:00 p.m. Eastern Time on June 24, 2021.

If, as of April 23, 2021, you held Fund shares through an intermediary (such as a broker-dealer) and wish to participate in and vote at the Special Meeting, you will need to obtain a legal proxy from your intermediary reflecting the Fund's name, the number of Fund shares held and your name and email address.  You may forward an email from your intermediary containing the legal proxy or attach an image of the legal proxy to an email and send it to AST at attendameeting@astfinancial.com with “Legal Proxy” in the subject line.  You will then be provided with credentials to participate in the Special Meeting, as well as a unique control number to vote your shares.  If you would like to participate in, but NOT vote at, the Special Meeting, please send an email to AST at attendameeting@astfinancial.com with proof of ownership of Fund shares.  A statement, letter or the Vote Instruction Form from your intermediary will be sufficient proof of ownership.  You will then be provided credentials to participate in the Special Meeting. All requests to participate in and/or vote at the Special Meeting must be received by AST no later than 3:00 p.m. Eastern Time on June 24, 2021.

Please contact AST at attendameeting@astfinancial.com with any questions regarding access to the Special Meeting, and an AST representative will contact you to answer your questions. Whether or not you plan to participate in the Special Meeting, we urge you to vote and submit your vote in advance of the Special Meeting.

This notice and the related proxy materials first are being mailed to shareholders on or about May [7], 2021. The proxy is being solicited on behalf of the Board.

By Order of the Board,

/s/ Maureen A. Gemma

Maureen A. Gemma

Secretary

May [7], 2021

Boston, Massachusetts

IMPORTANT

Shareholders can help the Board avoid the necessity and additional expense of further solicitations by promptly returning the enclosed proxy card. The enclosed addressed envelope requires no postage if mailed in the United States and is intended for your convenience.

Eaton Vance New York Municipal Income Trust

Two International Place

Boston, Massachusetts 02110

800-212-1122

PROXY STATEMENT

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GENERAL INFORMATION

This proxy statement is furnished in connection with the solicitation of proxies by the Board of Trustees (the “Board”) of Eaton Vance New York Municipal Income Trust (the “Fund”). The proxies will be voted at the Special Meeting of Shareholders of the Fund (the “Special Meeting”) and at any adjournments or postponements thereof. The Special Meeting will be held by means of remote communications in a virtual-only format on June 25, 2021 at [ ] a.m. (Eastern Time). The Special Meeting will be held for the purpose of considering the liquidation and termination of the Fund (the “Liquidation”) pursuant to the Plan of Liquidation and Termination (the “Plan”) adopted by the Board. This proxy material is being mailed to shareholders on or about May [7], 2021.

The Board of the Fund has fixed the close of business on April 23, 2021 as the record date for the determination of the shareholders entitled to notice of and to vote at the Special Meeting and any adjournments or postponements thereof. As of April 23, 2021, the Fund’s outstanding voting securities consisted of [ ] Common Shares of beneficial interest, $0.01 par value per share (“Common Shares”). According to filings made on Schedules 13D and 13G pursuant to Sections 13(d) and 13(g), respectively, of the Securities Exchange Act of 1934, as amended, one or more shareholders owns more than 5% of the Fund’s Common Shares. Information relating to such shareholder(s) can be found on Appendix A. [Also as of April 23, 2021, to the Fund’s knowledge, (i) no other shareholder owned more than 5% of the Fund’s Common Shares, and (ii) the Trustees and executive officers of the Fund, individually and as a group, beneficially owned less than 1% of the Fund’s Common Shares.]

Shareholders as of the close of business on the record date will be entitled to one vote for each share held. All properly executed proxies received prior to the Special Meeting will be voted at the Special Meeting. Each proxy will be voted in accordance with its instructions; if no instruction is given, an executed proxy will authorize the persons named on the proxy card enclosed as proxies, or any of them, to vote in favor of the liquidation and termination discussed further below. An executed proxy delivered to the Fund is revocable by the person giving it, prior to its exercise, by a signed writing filed with the Fund’s Secretary, by executing and delivering a later dated proxy, or by attending the Special Meeting and voting the shares at the Special Meeting. Merely attending the Special Meeting will not revoke a previously executed proxy. If you hold your shares through an intermediary (such as a broker-dealer, bank, adviser or custodian), please consult with your intermediary regarding your ability to revoke voting instructions after they have been provided.

Due to the public health impact of the coronavirus pandemic (COVID-19), travel guidelines in Massachusetts and surrounding areas, and to support the health and well-being of our shareholders, the Special Meeting will be held in a virtual-only format via a web-based portal. To participate in and/or vote at the Special Meeting, shareholders of the Fund must submit the necessary credentials and enter the control number found on their proxy card or provided to them by AST Fund Solutions, LLC (“AST”) as described further below. Shareholders may vote during the Special Meeting by following the instructions available on the Special Meeting website during the Meeting. Shareholders will not be able to attend the Special Meeting in person.

If, as of April 23, 2021, you were a holder of record of Fund shares (i.e., you held Fund shares in your own name directly with the Fund) and wish to participate in and vote at the Special Meeting, you should email your full name and address to AST at attendameeting@astfinancial.com.  You will then be provided with credentials to participate in the Special Meeting.  You will be able to vote by entering the control number found on the enclosed proxy card.  All requests to participate in and/or vote at the Special Meeting must be received by AST no later than 3:00 p.m. Eastern Time on June 24, 2021.

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If, as of April 23, 2021, you held Fund shares through an intermediary (such as a broker-dealer) and wish to participate in and vote at the Special Meeting, you will need to obtain a legal proxy from your intermediary reflecting the Fund's name, the number of Fund shares held and your name and email address.  You may forward an email from your intermediary containing the legal proxy or attach an image of the legal proxy to an email and send it to AST at attendameeting@astfinancial.com with “Legal Proxy” in the subject line.  You will then be provided with credentials to participate in the Special Meeting, as well as a unique control number to vote your shares.  If you would like to participate in, but NOT vote at, the Special Meeting, please send an email to AST at attendameeting@astfinancial.com with proof of ownership of Fund shares.  A statement, letter or the Vote Instruction Form from your intermediary will be sufficient proof of ownership.  You will then be provided credentials to participate in the Special Meeting. All requests to participate in and/or vote at the Special Meeting must be received by AST no later than 3:00 p.m. Eastern Time on June 24, 2021.

Please contact AST at attendameeting@astfinancial.com with any questions regarding access to the Special Meeting, and an AST representative will contact you to answer your questions. Whether or not you plan to participate in the Special Meeting, we urge you to vote and submit your vote in advance of the Special Meeting.

The Board knows of no business other than that mentioned in the Notice of Special Meeting of Shareholders that will be presented for consideration at the Special Meeting. Pursuant to the Fund’s Amended and Restated By-Laws (the “By-Laws”), since this is a special meeting of shareholders, only such business shall be conducted at the Special Meeting as shall have been brought before the Special Meeting pursuant to the Notice of Special Meeting of Shareholders.

Shareholders do not have appraisal rights in connection with Proposal 1.

HOW DO I VOTE?

Depending on how you hold your shares of the Fund, you may receive more than one proxy card. Please fill out and return each proxy card. You may vote the following ways:

•         At the Special Meeting: Due to the public health impact of the coronavirus pandemic (COVID-19), travel guidelines in Massachusetts and surrounding areas, and to support the health and well-being of our shareholders, the Special Meeting will be held by means of remote communications in a virtual-only format. No physical meeting will be held. You will be able to attend the Special Meeting, vote your shares at the Special Meeting and submit any questions during the meeting. To participate in and/or vote at the Special Meeting, shareholders of the Fund must submit the necessary credentials and enter the control number found on their proxy card or provided to them by AST Fund Solutions, LLC (“AST”) as described further below. Shareholders may vote during the Special Meeting by following the instructions available on the Special Meeting website during the meeting. Shareholders will not be able to attend the Special Meeting in person.

If, as of April 23, 2021, you were a holder of record of Fund shares (i.e., you held Fund shares in your own name directly with the Fund) and wish to participate in and vote at the Special Meeting, you should email your full name and address to AST at attendameeting@astfinancial.com. You will then be provided with credentials to participate in the Special Meeting. You will be able to vote by entering the control number found on the enclosed proxy card. All requests to participate in and/or vote at the Special Meeting must be received by AST no later than 3:00 p.m. Eastern Time on June 24, 2021.

If, as of April 23, 2021, you held Fund shares through an intermediary (such as a broker-dealer) and wish to participate in and vote at the Special Meeting, you will need to obtain a legal proxy from your intermediary reflecting the Fund's name, the number of Fund shares held and your name and email address. You may forward an email from your intermediary containing the legal proxy or attach an image of the legal proxy to an email and send it to AST at attendameeting@astfinancial.com with “Legal Proxy” in the subject line. You will then be provided with credentials to participate in the Special Meeting, as well as a unique control number to vote your shares. If you would like to participate in, but NOT vote at, the Special Meeting, please send an email to AST at attendameeting@astfinancial.com with proof of ownership of Fund shares. A statement, letter or the Vote Instruction Form from your intermediary will be sufficient proof of ownership. You will then be provided credentials to participate in the Special Meeting. All requests to participate in and/or vote at the Special Meeting must be received by AST no later than 3:00 p.m. Eastern Time on June 24, 2021.

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Please contact AST at attendameeting@astfinancial.com with any questions regarding access to the Special Meeting, and an AST representative will contact you to answer your questions. Whether or not you plan to participate in the Special Meeting, we urge you to vote and submit your vote in advance of the Special Meeting.

•         By Mail: To vote by mail, please mark, sign, date and mail the enclosed proxy card in the postage-paid envelope included herewith; or

•         By Telephone: Please call 888-227-9349 (toll-free) on the enclosed proxy card and follow the recorded instructions. You may also call (800) 791-3319 (toll-free) to speak to a live representative at the Fund’s proxy solicitor, AST; or

•         By Internet: Please go to the website on the enclosed proxy card and follow the instructions.

If you have any questions about Proposal 1 or how to vote, please call AST at (800) 791-3319.

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IMPORTANT INFORMATION ABOUT YOUR VOTE

•	What matters will be voted on at the Special Meeting?

Shareholders of the Fund’s Common Shares are being asked to consider the Liquidation of the Fund pursuant to the Plan (“Proposal 1”).

•	How does the Board recommend that shareholders vote?

The Board unanimously recommends that shareholders vote FOR Proposal 1.

•	Why does the Board recommend that shareholders approve the Liquidation?

As previously announced, on March 1, 2021 (the “Closing”), Morgan Stanley, a leading global financial services firm providing a wide range of investment banking, securities, wealth management, and investment management services, completed the acquisition (the “Transaction”) of Eaton Vance Corp., the former parent company of the Fund’s investment adviser, Eaton Vance Management (“EVM”). Effective as of the Closing, EVM became an indirect, wholly owned subsidiary of Morgan Stanley. In connection with the Transaction and in anticipation of the Closing, the Fund’s Board approved, and submitted to shareholders for approval, a new investment advisory agreement with EVM (the “New Agreement”). Because shareholders did not approve the New Agreement prior to the Closing, the Fund entered into an interim investment advisory agreement (the “Interim Agreement”) with EVM, which was approved by the Board and took effect upon the Closing. The Interim Agreement allows EVM to continue to manage the Fund for up to an additional 150 days following the Closing to allow for further proxy solicitation and/or the Board’s consideration of different options for the Fund. After considering various options for the Fund, the Board approved, and recommends that shareholders vote for, the Liquidation.

At a Board meeting held on April 12, 2021, the Board considered a variety of factors in approving the Liquidation and the Plan. These included (i) the ownership of Fund shares by a closed-end fund activist investor, as well as the ownership of Fund shares by many small, retail accounts, both of which made proxy solicitation difficult, (ii) the potential adverse consequences to the Fund of continuing to solicit votes for the New Agreement when such approval is unlikely due to the Fund’s shareholder base, which has made it difficult to achieve quorum, and (iii) the impending termination of the Interim Agreement, which could leave the Fund without an investment adviser to conduct the Fund's investment operations. In light of these factors, and after careful deliberation, the Board unanimously approved the Liquidation and the Plan and recommended that shareholders vote FOR the Liquidation pursuant to the Plan.

If approved by the Fund’s shareholders, the Liquidation will allow shareholders of the Fund’s Common Shares to realize full net asset value (after the costs of the Liquidation) for their Common Shares.

•	What will happen if the Liquidation is not approved at the Special Meeting?

If shareholders do not approve the Liquidation, the Fund will continue to exist as a registered investment company in accordance with its stated investment objective and policies while the Board considers what, if any, steps to take in the best interest of the Fund and its shareholders, including the possibility of resubmitting the Plan or another plan of liquidation and termination to shareholders for future consideration. Absent relief permitted by an exemption or interpretive position of the U.S. Securities and Exchange Commission or its staff, the Interim Agreement will terminate 150 days from the Closing, even if shareholders do not approve the Liquidation.

•	What will happen to the conditional tender offer?

As announced on March 16, 2021, the Board previously authorized a conditional cash tender offer for up to 25% of the Fund’s outstanding Common Shares at a price equal to 99% of the Fund’s net asset value as of the close of regular trading on the New York Stock Exchange on the date the tender offer would expire. The Fund’s tender offer was conditioned on shareholder approval of the New Agreement. In light of the liquidation announcement, the special shareholder meeting to approve the New Agreement was concluded at the meeting held on April 16, 2021. Thus, given the conclusion of the special shareholder meeting, the Fund is not expected to conduct the tender offer.

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This description is not a recommendation, an offer to purchase, or a solicitation of an offer to sell shares of the Fund and the above statements are not intended to constitute an offer to participate in any tender offer. The Fund has not commenced the tender offer described above.

•	How could the Liquidation affect me?

If the Liquidation is approved, the Fund will wind up its business, convert any remaining portfolio securities to cash and make one or more liquidating distributions to shareholders. If the Liquidation is approved by shareholders, the Fund may deviate from its investment objective and strategies to ensure an orderly liquidation and termination, and may invest the proceeds from sales of its portfolio securities in cash or cash equivalent securities as soon as is reasonable and practicable depending on market conditions and consistent with the terms of the Plan.

As a result of the Liquidation, the Fund’s assets are expected to be distributed in one or more cash payments in complete cancellation of all of the outstanding Common Shares of the Fund. The Liquidation will generally be a taxable event to shareholders that are subject to U.S. federal income tax. Any such shareholder that receives a liquidating distribution will generally realize capital gain or loss in an amount equal to the difference between the total amount of the liquidation distribution(s) received and the shareholder’s adjusted basis in the Fund shares. Shareholders are urged to consult their tax advisor with regard to the specific tax consequences of the Liquidation. For a brief discussion of certain U.S. federal income tax considerations resulting from the Liquidation, see “General Income Tax Consequences” below.

•	Will the Fund pay for the expenses of the Liquidation?

No. The expenses of the Liquidation will be paid (or set aside for payment) by EVM prior to the Fund’s payment of liquidating distributions to shareholders, including transaction costs associated with disposing of the Fund’s assets. The Board considered the terms and conditions of the Plan, including that the Plan contemplates that the costs of the Liquidation (which consist largely of legal, printing and proxy solicitation expenses), estimated to be approximately $94,000 (exclusive of transaction costs associated with disposing of the Fund’s assets), will be paid by EVM. Total estimated proxy solicitation costs are approximately $35,000.

•	Will my vote make a difference?

Yes! Your vote can help ensure that Proposal 1 recommended by the Board can be implemented. We encourage all shareholders to participate in the governance of the Fund.

•	Who is asking for my vote?

The enclosed proxy card is solicited by the Board for use at the Special Meeting to be held on June 25, 2021, and, if the Special Meeting is adjourned, postponed or delayed, at any later meeting(s), for the purpose stated in the Notice of Special Meeting. The Fund has contracted with AST to assist with solicitation of proxies.

•	What is the voting requirement for Proposal 1?

The approval of Proposal 1 requires the affirmative vote of a majority of the outstanding shares entitled to vote, in person or by proxy, at the Special Meeting at which a quorum is present in person or by proxy. Accordingly, abstentions have the effect of a negative vote on Proposal 1.

•	How will my proxy card be voted?

If you complete, sign and return the enclosed proxy card at or prior to the Special Meeting, your shares will be voted as you indicated. If you simply sign, date and return the enclosed proxy card, but do not specify a vote on the proposal listed thereon, your proxy will be voted FOR the Liquidation (Proposal 1).

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•	What other information should I know in deciding how to vote?

Please read the entire proxy statement because it contains important information about the Liquidation and other important information about the Fund, its management and its operations.

The Board unanimously recommends that shareholders vote FOR Proposal 1.

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PROPOSAL 1. LIQUIDATION AND TERMINATION OF THE FUND

This summary is qualified in its entirety by reference to the additional information contained elsewhere in the proxy statement and the Plan of Liquidation and Termination (the “Plan”), a form of which is attached to this proxy statement as Appendix B.

At a Board meeting held on April 12, 2021, the Board unanimously approved a proposal by Eaton Vance Management (“EVM”), the Fund’s investment adviser, to liquidate and terminate the Fund (the “Liquidation”) pursuant to the Plan. At the Special Meeting, shareholders of the Fund’s Common Shares will be asked to approve the Liquidation pursuant to the Plan, which is described further below. The Board unanimously recommends that shareholders vote FOR this Proposal 1.

If the Fund’s shareholders approve the Liquidation pursuant to the Plan, the Fund’s management, under the oversight of the Board, will wind up the Fund’s affairs as soon as reasonably practicable thereafter in a timeframe that allows for an orderly liquidation of portfolio holdings under then-current market conditions. The Fund will then set aside, in cash or cash equivalents, the amount of all known or reasonably ascertainable liabilities and obligations of the Fund and make one or more liquidating distributions of the remaining cash to shareholders. The amounts to be distributed to shareholders of the Fund upon Liquidation will be reduced by the ordinary expenses and liabilities of the Fund, as described in more detail below. If the Fund’s shareholders approve Proposal 1, the Fund will publicly announce important dates with respect to the Liquidation when they are determined.

Background

The Fund commenced operations on January 29, 1999 and is organized as a Massachusetts business trust. The Fund’s investment objective is to provide current income exempt from regular federal income tax and New York State and New York City personal income taxes. As of May [6], 2021, the Fund’s total managed assets were $[ ].

As previously announced, on March 1, 2021 (the “Closing”), Morgan Stanley, a leading global financial services firm providing a wide range of investment banking, securities, wealth management, and investment management services, completed the acquisition (the “Transaction”) of Eaton Vance Corp., the former parent company of the Fund’s investment adviser, Eaton Vance Management (“EVM”). In connection with the Transaction and in anticipation of the Closing, the Fund’s Board approved, and submitted to shareholders for approval, a new investment advisory agreement with EVM (the “New Agreement”). Because shareholders did not approve the New Agreement prior to the Closing, the Fund entered into an interim investment advisory agreement (the “Interim Agreement”) with EVM, which was approved by the Board and took effect upon the Closing. The Interim Agreement allows EVM to continue to manage the Fund for up to an additional 150 days following the Closing to allow for further proxy solicitation and/or the Board’s consideration of different options for the Fund. After considering various options for the Fund, including authorizing the conditional tender offer, reorganizing the Fund into another fund, and converting the Fund to an open-end fund, the Board approved, and recommends that shareholders vote for, the Liquidation of the Fund. If shareholders do not approve the Liquidation, the Fund will continue to exist as a registered investment company in accordance with its stated investment objective and policies while the Board considers what, if any, steps to take in the best interest of the Fund and its shareholders, including the possibility of resubmitting a proposed liquidation pursuant to the Plan or another plan of liquidation and termination, to shareholders for future consideration. Absent relief permitted by an exemption or interpretive position of the U.S. Securities and Exchange Commission (“SEC”) or its staff, the Interim Agreement will terminate 150 days following the Closing, even if shareholders do not approve the Liquidation.

Board Considerations in Approving the Proposed Plan

The Board considered, and discussed with management of the Fund, options designed to address the treatment of the Fund’s prior shareholder-approved investment advisory agreement, as terminated as a result of the Closing, and the term of the Interim Agreement. The Board believes that the Fund has served a valuable role in the investment programs of its shareholders since the Fund’s inception. However, the Board considered: the outcome of the recent special shareholder meeting and the treatment of the Fund’s prior shareholder-approved investment advisory agreement, as terminated as a result of the Closing without approval of the New Agreement; the costs and administrative burden of continuing to adjourn the special meeting to approve the New Agreement; the shareholder base of the Fund, including the ownership of Fund shares by a closed-end fund activist investor, as well as the ownership of Fund shares by many small, retail accounts, both of which has made proxy solicitation difficult; the impending termination of the Interim Agreement, which could leave the Fund without an investment adviser to conduct the Fund’s investment operations; and the opportunity for shareholders to realize full net asset value (“NAV”) (after the costs of the Liquidation) for their Common Shares through the Liquidation. The Board also considered that EVM believes that the Liquidation would be in the best interests of the Fund and its shareholders. After thoughtful deliberation, the Board unanimously approved and recommended that Fund shareholders approve the Liquidation.

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In approving, and recommending that shareholders approve, the Liquidation pursuant to the Plan, the Board considered, among other things:

•	Unlikelihood of Approval of the Investment Advisory Agreement. EVM discussed with the Board opposition by a certain closed-end fund activist investor to the approval of the New Agreement, as well as the Fund’s shareholder base, which consists of many small, retail accounts, both of which has made proxy solicitation difficult. EVM believes, in consultation with the Fund’s proxy solicitor for the special meeting to approve the New Agreement, that the ownership of the Fund would make obtaining shareholder approval of the New Agreement very unlikely.
•	Realization of NAV. EVM discussed with the Board that, if approved by Fund shareholders, the Liquidation would allow shareholders to realize NAV (after the costs of the Liquidation) for their Common Shares, which would allow them to avoid the discount to NAV that shareholders would currently realize if they sold their shares.
•	Orderly Liquidation Process. If the Liquidation is approved at the Special Meeting, management of the Fund, under the oversight of the Board and the Fund’s officers, will take steps to sell the Fund’s portfolio securities, discharge (or arrange payment of) the Fund’s liabilities, and distribute to shareholders any liquidating distributions from the Fund’s remaining assets, as described further below. The Board considered information from EVM regarding the liquidity profile of the Fund’s portfolio holdings, including the ability to convert such holdings to cash and cash equivalents to facilitate the Liquidation.
•	Tax Consequences. The Board considered EVM’s representation that, if the Liquidation is approved, the Fund would intend to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), for its final fiscal period preceding the Liquidation. As a result, the Fund may need to distribute any undistributed net investment income and net tax-exempt income and/or any undistributed net capital gains to shareholders in connection with the Liquidation. At the shareholder level, the tax consequences of the Liquidation will depend upon the difference between the proceeds a shareholder receives in the Liquidation and the shareholder’s adjusted tax basis in the Fund’s shares for U.S. federal income tax purposes. Distributions of Liquidation proceeds to an individual retirement account will generally not be taxable for U.S. federal income tax purposes, unless gain recognized by the account from the Liquidation, if any, is treated as unrelated business taxable income by reason of the shares being treated as debt-financed property.

After consideration of the foregoing factors, among other information deemed relevant by the Board, the Board determined to approve the Liquidation and the Plan and recommends that shareholders approve the Liquidation pursuant to the Plan. A copy of the Plan is attached hereto as Appendix B.

If the Liquidation is approved by shareholders, EVM, under the oversight of the Board and the officers of the Fund, will proceed to wind up the Fund’s affairs as soon as reasonably practicable thereafter in a timeframe that allows for an orderly liquidation of portfolio holdings under then-current market conditions.

Summary of Plan of Liquidation and Termination

The following summary does not purport to be complete and is subject in all respects to the provisions of, and is qualified in its entirety by reference to, the Plan, which is attached hereto as Appendix B. Shareholders are urged to read the Plan in its entirety.

Effective Date of the Plan and Cessation of the Fund’s Activities as an Investment Company. The Plan will become effective only upon the adoption and approval of the Plan by the affirmative vote of the holders of a majority of the outstanding shares entitled to vote at the Special Meeting, and any adjournments or postponements thereof, at which a quorum is present (the “Effective Date”). On or after the Effective Date, the Fund may commence the sale of portfolio securities, cease to invest its assets in accordance with its investment objective and, as soon as reasonable and practicable after the Effective Date, complete the sale of the portfolio investments in order to convert its assets to cash or cash equivalents, provided, however, that after shareholder

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approval of the Plan and on a date determined by an officer of the Fund, the Fund will not engage in any business activities except for the purpose of paying, satisfying, and discharging any existing debts and obligations, collecting and distributing its assets, and doing all other acts required to liquidate and wind up its business and affairs, and will terminate in accordance with the Plan.

Closing of Books and Restriction on Transfer of Shares. The proportionate interests of shareholders in the assets of the Fund will be fixed on the basis of their holdings on the determined record date for the Liquidation (the “Liquidation Record Date”). On the Liquidation Record Date, the books of the Fund will be closed.

Liquidation Distributions. As soon as reasonably practicable after the Liquidation Record Date and following the payment or other provision for all liabilities and expenses of the Fund, the remaining assets of the Fund will be distributed to Fund shareholders in one or more liquidating distributions (each distribution, a “Liquidating Distribution”) after determination of any dividend to be paid pursuant to the Plan. Except as may be otherwise agreed to between the Fund and EVM, all expenses incurred by or allocable to the Fund in carrying out the Plan shall be borne by EVM. The Board considered the terms and conditions of the Plan, including that the Plan contemplates that the costs of the Liquidation (which consist largely of legal, printing and proxy solicitation expenses), are estimated to be approximately $94,000 (exclusive of transaction costs associated with disposing the Fund’s assets). Shareholders will receive information concerning the sources of the Liquidating Distribution(s). Payment of the final Liquidating Distribution shall occur within 24 months following the date of adoption of the Plan. [If the Liquidation is not complete prior to the automatic termination of the Interim Agreement, payment of one or more Liquidating Distributions may occur at the direction of the Board instead of under the management of EVM.]

Amendments to the Plan. The Plan provides that the officers of the Fund may amend the Plan as they, with the advice of counsel, may deem necessary or appropriate to effect the termination and liquidation of the Fund. The terms of the Plan with respect to Liquidating Distributions, however, may be amended only by the Board.

General Income Tax Consequences

The following is a summary of certain U.S. federal income tax considerations generally relevant to the Fund and its shareholders. No attempt is made to present a detailed explanation of the tax treatment of the Fund or its shareholders, and the discussion here is not intended as a substitute for careful tax planning. Shareholders are urged to consult their tax advisors with specific reference to their own tax situations.

This general discussion of certain U.S. federal income tax consequences is based on the Code and the regulations issued thereunder as in effect on the date of this proxy statement. New legislation, as well as administrative changes or court decisions, may significantly change the conclusions expressed herein, possibly with retroactive effect.

If the shareholders approve the Liquidation pursuant to the Plan, the Fund will sell its assets and distribute the proceeds and any income to shareholders. The Fund may be subject to income tax on its taxable income such as interest income, gain from the sale of its assets in an amount equal to the difference between the sale price and the Fund’s adjusted basis in such assets, or other income until the Liquidation is completed. However, subject to certain requirements, the Fund may be able to deduct a portion of distributions it makes to shareholders in connection with the Liquidation, and may thereby reduce all or a portion of any such tax.

A shareholder who receives a Liquidating Distribution will be treated as having received the distribution in exchange for the shareholder’s shares in the Fund and will recognize gain or loss based on the difference between the fair market value of the distribution received and the shareholder’s basis in the Fund shares. If a shareholder holds shares as capital assets, the gain or loss will be characterized as a capital gain or loss. If the shares have been held for more than one year, any such gain generally will be treated as long-term capital gain, taxable to individual shareholders at long-term capital gain rates, and any such loss will be treated as long-term capital loss. Capital gain or loss on shares held for one year or less will be treated as short-term capital gain or loss. Capital losses are generally only deductible in the amount of capital gain plus $3,000 of ordinary income for a non-corporate shareholder. U.S. individuals and certain estates and trusts are subject to an additional 3.8% Medicare contribution tax that will generally apply to the lesser of  (i) an individual’s net investment income or (ii) the excess of modified adjusted gross income over $200,000 (in the case of single filers) or $250,000 (in the case of a joint return). Capital gains realized in a Liquidating Distribution are included in net investment income for purposes of the additional Medicare contribution tax.

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A Liquidating Distribution to a shareholder may be subject to backup withholding. Generally, shareholders subject to backup withholding will be those for whom no taxpayer identification number is on file with the applicable withholding agent, those who, to such withholding agent’s knowledge, have furnished an incorrect number, and those who underreport their tax liability. Certain shareholders specified in the Code may be exempt from backup withholding. The backup withholding tax is not an additional tax and may be credited against a taxpayer’s U.S. federal income tax liability. The Fund is required to report certain information to the Internal Revenue Service and to each U.S. shareholder, including the value of any payment or property received by each shareholder in a Liquidating Distribution.

Additional Considerations with Respect to the Proposed Liquidation

In addition to the other information contained in this proxy statement, you should consider the following factors in determining whether to vote in favor of the Liquidation pursuant to the Plan. The Fund is not able to estimate net proceeds to be received by the shareholders. The actual amounts to be distributed to the Fund’s shareholders upon the Liquidation are subject to significant uncertainties and not possible to predict at this time. The amount available for distribution to shareholders will be based, in part, on the value of the Fund’s assets at the time of liquidation and then-current market conditions; the amount of the Fund’s actual costs, expenses, and liabilities to be paid in the future; the potential market impact of liquidation of portfolio securities (including the liquidation of potentially large blocks of portfolio securities) under current and developing market conditions; general business and economic conditions; and the time required to liquidate the Fund’s assets, all of which cannot be predicted with any certainty at this time.

The Fund is not able to predict at this time the length of time it would take to complete the Liquidation. Notwithstanding the approval of Proposal 1 at the Special Meeting, any claims pending against the Fund and/or the Board must be satisfactorily resolved prior to the distribution of the Fund’s assets. While the Board is not currently aware of any such claim, it is possible that such a claim could arise and that costs would be incurred to resolve it. If any such claim should arise, the Fund will not liquidate until such claim is satisfactorily resolved in the sole discretion of the Board. The Fund is unable to predict when it will complete the sale of its assets or when it will distribute the Liquidation proceeds to shareholders. During the Liquidation, the Fund may deviate from its investment objective and strategies to ensure an orderly liquidation and termination, and may invest the proceeds from sales of its portfolio securities in cash or cash equivalent securities as soon as is reasonable and practicable depending on market conditions and consistent with the terms of the Plan. Further, the market value of the Fund’s portfolio securities may decline during the Liquidation, resulting in a reduction in the amounts available for Liquidating Distributions, and the length of the Liquidation cannot be predicted at this time as described above.

The liquidity and market price of the Fund’s Common Shares could decrease. As the Fund sells its assets and distributes proceeds of the Liquidation to shareholders, the market capitalization and “float” of the Fund’s Common Shares may diminish. Market interest in the Fund’s Common Shares may also diminish. This could reduce the market demand for, and liquidity and price of, the Fund’s Common Shares, which may adversely affect the market price of the Fund’s Common Shares. When, as part of the Plan, the Fund no longer traded on NYSE American, the market demand for, and liquidity and price of, the Common Shares would further decrease.

THE FUND’S BOARD UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE FOR PROPOSAL 1 TO LIQUIDATE AND TERMINATE THE FUND PURSUANT TO THE PLAN.

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NOTICE TO BANKS AND BROKER/DEALERS

The Fund has previously solicited all Nominee and Broker/Dealer accounts as to the number of additional proxy statements required to supply owners of shares. Should additional proxy materials be required for underlying beneficial owners, please call (800) 331-5908, send an email to corporateservices@astfundsolutions.com or forward such requests to AST Fund Solutions, LLC, 55 Challenger Road, Suite 201, Ridgefield Park, NJ 07660.

ADDITIONAL INFORMATION

Investment Adviser and Administrator

EVM, with its principal office at Two International Place, Boston, Massachusetts 02110, serves as the investment adviser and administrator to the Fund. Prior to March 1, 2021, EVM was a wholly owned subsidiary of EVC. On March 1, 2021, Morgan Stanley acquired EVC and EVM became an indirect, wholly owned subsidiary of Morgan Stanley.

Proxy Solicitation, Tabulation and Voting Requirements

The expense of preparing, printing and mailing this proxy statement and enclosures and the costs of soliciting proxies on behalf of the Board of the Fund will be borne by EVM. Proxies will be solicited by mail and may be solicited in person or by telephone or facsimile by officers of the Fund, by personnel of the Eaton Vance organization, the Fund’s Trustees, by the transfer agent, AST Fund Solutions, LLC, by broker-dealer firms, or by a professional solicitation organization. A written proxy may be delivered to the Fund or its transfer agent prior to the Special Meeting by facsimile machine, graphic communication equipment or similar electronic transmission. EVM will reimburse intermediaries, for their expenses incurred in sending proxy material to and obtaining proxies from the beneficial owners of such shares. Total estimated proxy solicitation costs are approximately $35,000.

Shareholders may also choose to give their proxy votes by telephone using an automated telephonic voting system or through the internet rather than return their proxy cards. Please see the proxy card for details. The Fund may arrange for EVM, its affiliates or agents to contact shareholders who have not returned their proxy cards and offer to have votes recorded by telephone. If the Fund records votes over the internet or by telephone, it will use procedures designed to authenticate shareholders’ identities, to allow shareholders to authorize the voting of their shares in accordance with their instructions, and to confirm that their instructions have been properly recorded.

All proxy cards solicited by the Board that are properly executed and received by the Secretary prior to the Special Meeting, and which are not revoked, will be voted at the Special Meeting. Shares represented by such proxies will be voted in accordance with the instructions thereon. If no specification is made on the proxy card, with respect to Proposal 1, it will be voted FOR the Liquidation. The approval of Proposal 1 requires the affirmative vote of a majority of the outstanding shares entitled to vote, in person or by proxy, at the Special Meeting at which a quorum is present in person or by proxy. Accordingly, abstentions will have the effect of a negative vote on Proposal 1.

A quorum requires the presence, in person or by proxy, of a majority of the outstanding shares of the Fund entitled to vote. In the event that a quorum is not present at the Special Meeting, or if a quorum is present at the Special Meeting but sufficient votes by the shareholders of the Fund in favor of Proposal 1 are not received by June 25, 2021, the persons named as proxies may propose one or more adjournments of the Special Meeting with respect to Proposal 1 to permit further solicitation of proxies.  Any such adjournment will require the affirmative vote of the holders of a majority of the shares present or represented by proxy at the session of the Special Meeting and entitled to vote on Proposal 1.  The persons named as proxies will vote in favor of such adjournment those proxies which they are entitled to vote “FOR” the Liquidation with respect to Proposal 1.  The persons named as proxies will vote against any such adjournment those proxies that voted “AGAINST” the Liquidation with respect to Proposal 1. The costs of any such additional solicitation and of any adjourned session will be borne by EVM.

Although the By-Laws include provisions pursuant to which a shareholder who acquires beneficial ownership of Fund shares in a “control share acquisition” may exercise voting rights with respect to such shares only to the extent the authorization of such voting rights is approved by other shareholders of the Fund, all shares of the Fund outstanding as of the record date are entitled to vote on Proposal 1 and are deemed to be shares entitled to vote for purposes of determining whether a quorum is present at the Special Meeting and whether Proposal 1 is approved.

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As part of our effort to maintain a safe and healthy environment at our Special Meeting, the Fund will conduct the Special Meeting as a virtual-only meeting. If it is determined that the Special Meeting will be held at a different time or in a different location or format (i.e., an in-person or hybrid meeting), the Fund will publicly announce the decision to make such a change in advance and details on how to participate will be issued by press release, which will be posted to Fund’s website, and filed with the SEC as additional proxy material. We encourage you to check the Fund’s website if you plan to attend the Special Meeting. You do not need to attend the Special Meeting if you submit your votes on Proposal 1 by proxy promptly.

The Fund will furnish without charge a copy of its most recent Annual and Semi-Annual Reports to any shareholder upon request. Shareholders desiring to obtain a copy of such reports should call (800) 331-5908, send an email to corporateservices@astfundsolutions.com or write to the Fund c/o AST Fund Solutions, LLC, 55 Challenger Road, Suite 201, Ridgefield Park, NJ 07660. Shareholder reports are also available on the Eaton Vance website at https://funds.eatonvance.com/closed-end-fund-and-term-trust-documents.php.

SHAREHOLDER PROPOSALS

To be considered for presentation at the Fund’s 2022 Annual Meeting of Shareholders should it be held, a shareholder proposal submitted pursuant to Rule 14a-8 under the Securities Exchange Act of 1934 must be received at the Fund’s principal office c/o the Secretary of the Fund on or before October 29, 2021. Written notice of a shareholder proposal submitted outside of the processes of Rule 14a-8 must be delivered to the Fund’s principal office c/o the Secretary of the Fund no later than the close of business on January 14, 2022 and no earlier than December 17, 2021. In order to be included in the Fund’s proxy statement and form of proxy, a shareholder proposal must comply with all applicable legal requirements. Timely submission of a proposal does not guarantee that such proposal will be included.

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APPENDIX A

Ownership Information

According to filings made on Schedules 13D and 13G pursuant to Sections 13(d) and 13(g), respectively, of the Securities Exchange Act of 1934, as amended, the following shareholders owned beneficially or of record more than 5% of the Fund’s Common Shares.*

Name and Address of Owner	Aggregate Share Amount Owned	Percent
[ ]	[ ]	[ ]%

* Information in this table is based on filings made on or before April 23, 2021.  To the knowledge of the Fund, no other person owned more than 5% of the outstanding Common Shares of the Fund as of such date.  [Beneficial owners of 25% or more of Common Shares of the Fund are presumed to be in control of the Fund for purposes of voting on certain matters submitted to shareholders.]

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APPENDIX B

PLAN OF LIQUIDATION AND TERMINATION

THIS PLAN OF LIQUIDATION AND TERMINATION (“Plan”) is made by Eaton Vance New York Municipal Income Trust, (“Fund”), a Massachusetts business trust that is registered with the Securities and Exchange Commission as an investment company under the Investment Company Act of 1940, as amended (“1940 Act”).

R E C I T A L

A. The Fund’s board of trustees (“Board,” and the members thereof, “Trustees”), including its Trustees who are not “interested persons” (as that term is defined in the 1940 Act) of the Fund, has unanimously determined to authorize and approve the termination and liquidation of the Fund, subject to approval by the Fund’s shareholders.

B. Based on the foregoing, the Board has unanimously approved this Plan.

P R O V I S I O N S

ARTICLE 1. Liquidation and Termination; Trustees’ Powers

(a)       This Plan shall be effective on [ ], 2021, or such other date and time as may be determined by an officer of the Fund with the advice of counsel to the Fund (the “Effective Date”), following and contingent upon the approval of the liquidation by the Fund shareholders. It is expected that [ ], 2021 will be the Fund’s last full day of trading on the NYSE American (the “Listing Exchange”). Pursuant to this schedule, the Listing Exchange is expected to halt trading in shares of the Fund before the Listing Exchange opens on [ ], 2021. As of [ ] 2021, the Fund shall engage in no business except to wind up its operations and terminate.

(b)       The proper officers of the Fund shall take all necessary and appropriate actions under the laws of the Commonwealth of Massachusetts, the Declaration of Trust and any other applicable law to effect the termination and liquidation of the Fund and to wind up its business.

(c)       On or after the Effective Date, all powers of the Trustees under the Declaration of Trust and the Fund’s By-laws, and all delegations of such powers or the performance thereof to officers and agents of the Fund, shall continue with respect to the Fund, including the powers to: (1) fulfill and/or discharge the Fund’s contracts, (2) collect the Fund’s assets, (3) sell, convey, assign, exchange, transfer, and/or otherwise dispose of all or any part of the Fund’s remaining property to one or more persons at public or private sale for consideration that may consist in whole or in part of cash, securities, or other property of any kind, (4) discharge and/or pay the Fund’s liabilities, (5) prosecute, settle, and/or compromise claims of the Fund or to which it is subject, (6) file final state and federal tax returns for the Fund, (7) mail notice to all known creditors and employees, if any, of the Fund, at their respective addresses shown on the Fund’s records, and (8) suspend and delist the Fund from trading on the Listing Exchange and (9) do all other acts necessary or appropriate to wind up the Fund’s business.

ARTICLE 2. Filings with Governmental Authorities

The proper officers of the Fund shall take all necessary and appropriate actions to prepare and file or cause to be prepared and filed with governmental and regulatory authorities, including the Securities and Exchange Commission, the Internal Revenue Service (“IRS”) and the Commonwealth of Massachusetts, all such agreements, documents, notices and undertakings, including but not limited to necessary tax clearance certificates and IRS Form 966 (entitled “Corporate Dissolution or Liquidation”), as may be required to effect the liquidation and termination of the Fund.

ARTICLE 3. Declaration of Dividend

As part of the Plan, with the intention to eliminate all liability of the Fund for corporate-level U.S. federal income and excise tax imposed pursuant to the Internal Revenue Code of 1986, as amended (the "Code"), the Fund will declare such one or more dividends as the Treasurer of the Trust may deem necessary or appropriate, taking into account all Fund distributions occurring during the taxable year that includes the final Liquidating Distribution that qualify for the

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dividends paid deduction under section 561 of the Code, to distribute: (a) all of the Fund’s investment company taxable income and net tax-exempt income (in each case determined without regard to the dividends paid deduction) and net capital gain (as defined by the Code) for: (i) the taxable year of the Fund through and including the date of the final Liquidating Distribution, and (ii) any prior taxable year in respect of which, at the time of declaration and payment, the Fund was eligible to declare and pay a spillback dividend under section 855(a) of the Code; and (b) such additional amount, if any, as is required to avoid the imposition of the excise tax described in Section 4982 of the Code, to be payable on or before the date of the final Liquidating Distribution, to the shareholders of record of the Fund as of such date as the Treasurer of the Trust shall determine. For purposes of the foregoing, the total and per share amounts of such dividends shall be determined by the Treasurer of the Trust and such determinations shall be binding and conclusive for all purposes.

ARTICLE 4. Liquidation Procedures

(a)       For purposes of the liquidation of the Fund, the Fund shall apply its assets to the payment of all its existing debts and obligations, including necessary expenses of its liquidation and termination.

(b)       On or after the Effective Date, any portion of the Fund’s portfolio securities may be converted to cash or cash equivalents in connection with the implementation of this Plan. As soon as it is reasonable and practicable after the Effective Date, all of the assets of the Fund remaining after: (1) paying or adequately providing for the payment of the Fund’s liabilities and (2) receiving releases, indemnities, and refunding agreements the proper officers of the Fund deem necessary for the Fund’s protection, such officers shall cause the Fund’s remaining assets to be distributed in one or more (if necessary) distributions of cash to its shareholders of record (each, a “Shareholder”) as of 4:01 p.m. on [ ], 2021 (the “Record Date”) in redemption and cancellation of their Fund shares (each, a “Liquidating Distribution”). Each Shareholder’s interest in the Fund shall be fixed and the Fund’s books shall be closed on the Record Date. The amount of the Liquidating Distribution to each Shareholder shall be in proportion to the number of Fund shares held by such Shareholder on the Record Date.

(c)        The primary Liquidating Distribution (the “Primary Liquidating Distribution”) shall occur on or about [ ], 2021 (the “Primary Liquidation Date”) and is expected to represent all or substantially all the net assets of the Fund. As soon as it is reasonable and practicable after the Primary Liquidating Distribution, (1) all portfolio securities and other investments of the Fund not already converted to cash or cash equivalents (if any) shall be converted to cash or cash equivalents and (2) the Fund’s net assets shall be distributed to Shareholders through one or more subsequent Liquidating Distribution(s) after payment of any remaining unpaid obligations and liabilities of the Fund. Upon completion of the final Liquidating Distribution, all of the Fund’s Shares shall be deemed cancelled. Payment of the final Liquidating Distribution shall occur within 24 months following the date of adoption of this Plan.

(d)       In the event any Shareholder(s) to whom distributions pursuant to paragraph (b) and/or (c) are payable cannot be located, the proper officers of the Fund may create, in the name and on behalf of the Fund, a trust with a financial institution and, subject to applicable abandoned property laws, deposit any remaining Fund assets in such trust for the benefit of such Shareholder(s). The expenses of such trust shall be charged against the assets thereof.

ARTICLE 5. Receipt of Cash or Other Distributions After the final Liquidating Distribution

Following the final Liquidating Distribution, if the Fund receives any form of cash or is entitled to any other distributions that it had not recorded on its books on or before the final Liquidating Distribution, except as otherwise described below, such cash or other distribution (net of all expenses associated with effecting the disposition of such cash or distribution) will be disbursed in the following manner, provided that the officers of the Fund determine it is cost effective to do so:

(a)	The Fund will determine the Shareholders of record of the Fund as of the Record Date.
(b)	The Fund will then identify the Shareholders of record as of the Record Date who would be entitled to a pro rata share of the cash or distribution received by the Fund.
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(c)	The Fund will then be responsible for disbursing to each such Shareholder of record, identified in accordance with paragraph 5(b) above, their pro rata portion of the cash.

In such event the officers determine that distribution of any such amounts is impracticable due to the cost of doing so, the officers shall present a proposal for the disposition of such amounts to the Board for consideration.

ARTICLE 6. Amendment of this Plan

Except as otherwise provided in this Article 6, this Plan may be amended by the proper officers of the Fund as they, with the advice of counsel, may deem necessary or appropriate to effect the termination and liquidation of the Fund. The terms of this Plan with respect to liquidating distributions may be amended only by the Board.

The officers of Eaton Vance Management are authorized and directed to make, execute and deliver such agreements, conveyances, assignments, transfers, certificates and other documents and take such other action as they deem necessary or desirable in order to carry out the provisions of this Plan and effect the complete liquidation and termination of the Fund and the redemption of its outstanding shares.

ARTICLE 7. Additional Tax Matters

This Plan is intended to, and shall, constitute a plan of liquidation constituting the complete liquidation of the Fund, as described in Section 331 or Section 332 of the Code, as applicable, and Section 562(b) of the Code.

ARTICLE 8. Expenses

Except as provided in Article 4, paragraph (d), Eaton Vance Management shall bear all the expenses incurred in connection with carrying out this Plan, including the cost of liquidating the Fund’s assets and terminating its existence.

In WITNESS WHEREOF, the undersigned, duly authorized officer of the Fund has executed this Plan on the [ ] day of [ ], 2021.

Name:

Title:

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Eaton Vance

PROXY CARD

SIGN, DATE AND VOTE ON THE REVERSE SIDE

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. **PLEASE CAST YOUR PROXY VOTE *TODAY!***

PROXY VOTING OPTIONS

1. **MAIL** your signed and voted proxy back in the postage paid envelope provided
2. **ONLINE** at vote.proxyonline.com using your proxy control number found below
3. By **PHONE** when you call 888-227-9349 (toll-free) to reach an automated touchtone voting line
4. By **PHONE** with a live operator when you call (800) 791-3319 (toll-free) Monday through Friday 9 a.m. to 10 p.m. Eastern time

CONTROL NUMBER

EATON VANCE NEW YORK MUNICIPAL INCOME TRUST

Special Meeting of Shareholders, June 25, 2021

Proxy Solicited on Behalf of the Board of Trustees

HOLDERS OF COMMON SHARES

The undersigned hereby appoints DEBORAH A. CHLEBEK, JAMES F. KIRCHNER, KIMBERLY M. ROESSIGER, DEIDRE E. WALSH and ERIC A. STEIN, and each of them, with full power of substitution and revocation, as proxies to represent the undersigned at the Special Meeting of Shareholders to be held by means of remote communication in a virtual-only format on June 25, 2021 at [ ] (Eastern Time), and at any and all adjournments or postponements thereof, and to vote on behalf of the undersigned all Common Shares that the undersigned would be entitled to vote, with all powers the undersigned would possess if personally present, in accordance with the instructions on this proxy.

WHEN THIS PROXY IS PROPERLY EXECUTED, THE SHARES REPRESENTED HEREBY WILL BE VOTED AS SPECIFIED. **IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE PROPOSAL AS SET FORTH BELOW AND WILL BE VOTED IN THE DISCRETION OF THE PROXIES WITH RESPECT TO ALL OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE SPECIAL MEETING AND ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF.** THE UNDERSIGNED ACKNOWLEDGES RECEIPT OF THE ACCOMPANYING NOTICE OF SPECIAL MEETING AND PROXY STATEMENT. Any such adjournment will require the affirmative vote of the holders of a majority of the shares that are entitled to vote and are present or represented by proxy. The persons named as proxies will vote in favor of such adjournment those proxies that they are entitled to vote "FOR" the proposal set forth below. The persons named as proxies will vote against any such adjournment those proxies that voted "AGAINST" the proposal set forth below.

Mark the box to the right if you plan to attend the Special Meeting. ☐

To change the address on your account, please indicate your new address below. Please note that changes to the registered name(s) on the account may not be submitted via this method.

ADDRESS CHANGE:

[PROXY ID NUMBER HERE] [BAR CODE HERE] [CUSIP HERE]

YOUR VOTE IS IMPORTANT. PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE POSTMARKED ENVELOPE ENCLOSED. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE: ■

	FOR	AGAINST	ABSTAIN
1. To approve the liquidation and termination of the Fund pursuant to the Plan of Liquidation and Termination adopted by the Board of Trustees of the Fund.	O	O	O

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED. Please sign this proxy card exactly as your name(s) appear(s) on the books of the Fund. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If a corporation, please sign full corporate name by a duly authorized officer, giving full title as such. If a partnership, please sign in partnership name by an authorized person.

SIGNATURE DATE

SIGNATURE (IF HELD JOINTLY) DATE

TITLE IF A CORPORATION, PARTNERSHIP OR OTHER ENTITY

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF INTERNET PROXY MATERIALS FOR THE SHAREHOLDER MEETING TO BE HELD JUNE 25, 2021

The Notice of Special Meeting of Shareholders, Proxy Statement, Form of Proxy Card and Shareholder Reports are available on the Eaton Vance Website, https://funds.eatonvance.com/closed-end-fund-and-term-trust-documents.php. Please call 1-800-262-1122 for information on how to attend the Special Meeting and vote.

[PROXY ID NUMBER HERE] [BAR CODE HERE] [CUSIP HERE]